                                                                    EXHIBIT 99.2

DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached November Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ STEVE MOELLER
---------------------
Steve Moeller
Director, Accounting

DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to November Monthly Operating Report

                Summary Of Bank, Investment & Petty Cash Accounts   Attachment 1
                         Great Ocean Cruise Line, L.L.C.
Summary                       Case No: 01-10959 (JCA)                 UNAUDITED
Great Ocean                For Month Of November, 2002
Cruise Line, LLC


                                               Balances
                                   ---------------------------------            Receipts &         Bank
                                      Opening           Closing                 Disbursements      Statements         Account
Account                            As Of 11/01/02     As Of 11/30/02            Included           Included           Reconciled
-------                            --------------     --------------            -------------      ----------         ----------
Mississippi Queen Steamer             4,000.00           4,000.00               Yes                No - Not           Yes
Hibernia                                                                                           Concentration
Account # - 812-502-719                                                                            Account

Mississippi Queen                         0.00               0.00               No - No            Not A Bank         No - No
Petty Cash                                                                      Activity           Account            Activity

                            Receipts & Disbursements               Attachment 2
                         Great Ocean Cruise Line, L.L.C.
R&D - Hibernia - MQ          Case No: 01-10959 (JCA)                   UNAUDITED
Steamer                             Hibernia
                        Mississippi Queen Steamer Account
                             Account # - 812-502-719
                         1 November 02 - 30 November 02


Opening Balance - 1 November 02
                                       4,000.00


Receipts


                                           0.00             Total Receipts
                                       --------


Disbursements






                                           0.00             Total Disbursements
                                       --------


Closing Balance - 30 November  02
                                       4,000.00

                  Concentration & Investment Account Statements     Attachment 3
                         Great Ocean Cruise Line, L.L.C.
Summary                      Case No: 01-10959 (JCA)
Great Ocean Cruise        For Month Of November, 2002
Line, LLC
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                            Date: 11-DEC-02 16:48:14
INCOME STATEMENT - ATTACHMENT 4                 Page:   1
Current Period: NOV-02

currency USD
Company=21 (MISSISSIPPI QUEEN)


                                                          PTD-Actual
                                                           30-Nov-02
                                                          ----------
Revenue
Gross Revenue                                                   0.00
Allowances                                                      0.00
                                                          ----------
Net Revenue                                                     0.00

Operating Expenses
Air                                                             0.00
Hotel                                                           0.00
Commissions                                                     0.00
Onboard Expenses                                                0.00
Passenger Expenses                                          5,588.51
Vessel Expenses                                                 0.00
Layup/Drydock Expense                                           0.00
Vessel Insurance                                            8,104.29
                                                          ----------
Total Operating Expenses                                   13,692.80

                                                          ----------
Gross Profit                                              (13,692.80)

SG&A Expenses
Sales & Marketing                                               0.00
Start-Up Costs                                                  0.00
                                                          ----------
Total SG&A Expenses                                             0.00

                                                          ----------
EBITDA                                                    (13,692.80)

Depreciation                                                    0.00

                                                          ----------
Operating Income                                          (13,692.80)

Other Expense/(Income)
Interest Income                                                 0.00
Equity in Earnings for Sub                                      0.00
Reorganization expenses                                    13,177.94
                                                          ----------
Total Other Expense/(Income)                               13,177.94

                                                          ----------
Net Pretax Income/(Loss)                                  (26,870.74)

Income Tax Expense                                              0.00

                                                          ----------
Net Income/(Loss)                                         (26,870.74)
                                                          ==========

AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:53:44
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: NOV-02

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                                        YTD-Actual         YTD-Actual
                                                        30-Nov-02           22-Oct-01
                                                      -------------       -------------
ASSETS

Cash and Equivalent                                          226.00           91,427.94

Restricted Cash                                                0.00                0.00

Accounts Receivable                                            0.00           61,448.42

Inventories                                                    0.00          387,173.50

Prepaid Expenses                                               0.00            9,438.70

Other Current Assets                                           0.00          (14,555.00)

                                                      -------------       -------------
Total Current Assets                                         226.00          534,933.56


Fixed Assets                                                   0.00       32,530,486.54

Accumulated Depreciation                                       0.00      (22,994,750.57)

                                                      -------------       -------------
Net Fixed Assets                                               0.00        9,535,735.97


Net Goodwill                                                   0.00                0.00

Intercompany Due To/From                              21,441,053.73       19,836,574.32

Net Deferred Financing Fees                                    0.00                0.00

Net Investment in Subsidiaries                                 0.00                0.00

                                                      -------------       -------------
Total Other Assets                                    21,441,053.73       19,836,574.32

                                                      -------------       -------------
Total Assets                                          21,441,279.73       29,907,243.85
                                                      =============       =============

AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:53:44
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: NOV-02

currency USD
Company=21 (MISSISSIPPI QUEEN)


                                                   YTD-Actual       YTD-Actual
                                                   30-Nov-02          22-Oct-01
                                                 -------------    -------------
LIABILITIES

Accounts Payable                                      1,826.90         9,423.11

Accrued Liabilities                                       0.00       935,232.90

Deposits                                                  0.00             0.00

                                                 -------------    -------------
Total Current Liabilities                             1,826.90       944,656.01


Long Term Debt                                            0.00             0.00

Other Long Term Liabilities                               0.00             0.00

                                                 -------------    -------------
Total Liabilities                                     1,826.90       944,656.01


Liabilities Subject to Compromise                 2,415,311.72     2,827,647.41


OWNER'S EQUITY

Common Stock                                              0.00             0.00

Add'l Paid In Capital                             4,571,000.00     4,571,000.00

Current Net Income (Loss)                        (6,753,001.61)     (984,131.23)

Retained Earnings                                21,206,142.72    22,548,071.66

                                                 -------------    -------------
Total Owner's Equity                             19,024,141.11    26,134,940.43

                                                 -------------    -------------
Total Liabilities & Equity                       21,441,279.73    29,907,243.85
                                                 =============    =============

Great Ocean Cruise Line, LLC         ATTACHMENT 6                01-18959(JWV)
                     Summary List Due To/Due From Accounts
                     For the Month Ended November 30, 2002


                                                       BEGINNING                                               ENDING
AFFILIATE NAME                          CASE NUMBER     BALANCE              DEBITS           CREDITS         BALANCE
American Classic Voyages Co.            01-10954     29,579,572.10                 --                --     29,579,572.10
AMCV Cruise Operations, Inc.            01-10967    (22,093,131.96)                --                --    (22,093,131.96)
The Delta Queen Steamboat Co.           01-10970     17,401,746.93           1,330.60         28,201.34     17,374,876.19
DQSB II, Inc.                           01-10974           (877.52)                --                --           (877.52)
Great AQ Steamboat, L.L.C               01-10960         14,507.47                 --                --         14,507.47
Great Pacific NW Cruise Line, L.L.C     01-10977         10,219.55                 --                --         10,219.55
Great River Cruise Line, L.L.C          01-10963       (503,950.75)                --                --       (503,950.75)
Cruise America Travel, Incorporated     01-10966     (2,953,907.27)                --                --     (2,953,907.27)
Delta Queen Coastal Voyages, L.L.C      01-10964         85,950.95                 --                --         85,950.95
Cape Cod Light, L.L.C                   01-10962          4,980.00                 --                --          4,980.00
Cape May Light, L.L.C                   01-10961          1,844.01                 --                --          1,844.01
Project America, Inc.                   N/A              (4,475.20)                --                --         (4,475.20)
Great Hawaiian Cruise Line, Inc.        01-10975        (37,394.43)                --                --        (37,394.43)
Great Hawaiian Properties Corporation   01-10971        (34,964.32)                --                --        (34,964.32)
Great Independence Ship Co.             01-10969         (2,195.09)                --                --         (2,195.09)
                                                     --------------------------------------------------------------------
                                                     21,467,924.47           1,330.60         28,201.34     21,441,053.73
                                                     ====================================================================

                         Great Ocean Cruise Line, L.L.C.
                                 01-10959 (JWV)




                            Accounts Receivable Aging
                             As of November 30, 2002







                                  Attachment 7


                                 Not Applicable

                                Mississippi Queen
                                AP-Steamer Checks

                               21-000-221300-00000

                                   November-02

Outstanding Checks:



              17103 Garrett TV & Appliances                 498.75
              17104 Marvin Ross                             957.96
              17165 Jim Coulson-MCI                          50.69
              17183 S. Baham-Spiegel                         20.00
              17190 C. Sisson-J. Sisson                     199.50
              17248 A. Sisson-J. Sisson                     100.00

                                                          --------
                            Total per G/L:                1,826.90
                                                          ========


                                 ATTACHMENT # 8

DEBTOR:  GREAT OCEAN CRUISE LINE, L.L.C.            CASE NUMBER:  01-10959 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT



The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.